Finance Costs	12 Months Ended
Jun. 30, 2018
Analysis of income and expense [abstract]
Finance Costs
FINANCE COSTS

ACCOUNTING POLICY
Borrowing costs are capitalised to the extent that they are directly attributable to the acquisition and construction of qualifying assets. Qualifying assets are assets that take a substantial time to get ready for their intended use. These costs are capitalised until the asset moves into the production phase. Other borrowing costs are expensed. The foreign exchange translation loss is included in the borrowing cost calculation to the extent that it is considered to be a part of interest.

	US dollar
Figures in million	2018	2017	2016

Financial liabilities

Borrowings	18	8	12

Total finance costs from financial liabilities	18	8	12

Non-financial liabilities

Post-retirement benefits	1	1	1
Time value of money component of silicosis provision	6	—	—
Time value of money and inflation component of rehabilitation costs	15	13	11

Total finance costs from non-financial liabilities	22	14	12

Total finance costs before interest capitalised	40	22	24
Interest capitalised (a)	(14)	(5)	(5)

Total finance costs	26	17	19

(a)    The capitalisation rate used to determine capitalised borrowing costs is:

	2018	2017	2016
	%	%	%

Capitalisation rate	10.5%	4.2%	10.5%

The change in the rate from 2017 to 2018 is due to the effect of the foreign exchange translation loss in 2018 compared with a gain in 2017 on the calculation of the rate.
The change in the rate from 2016 to 2017 is due to the effect of the foreign exchange translation gain in 2017 compared with a loss of 2016 on the calculation of the rate.